Best Buy Announces Leadership Changes

Ballard Named President, Best Buy International

Vitelli Named President, Best Buy U.S.

New Company Alignment to Improve Focus, Clarity and Speed to Critical Strategic Initiatives

MINNEAPOLIS, Jan.16, 2012 – Best Buy Co., Inc. (NYSE: BBY), today announced leadership changes to accelerate its strategy by aligning the company's senior operating talent with its highest priorities.

"To make the most of the profitable opportunities we see both domestically and internationally, we are establishing dedicated responsibility with two of our senior executive leaders, Shari Ballard and Mike Vitelli," said Brian J. Dunn, Best Buy CEO. "The focus, energy and drive of these two leaders will serve us well as we accelerate the pace of our company's transformation, work to provide more compelling multi-channel experiences for our customers and employees around the world and improve returns for our shareholders."

In order to sharpen strategic initiatives and accelerate focus across the company, Shari Ballard will lead Best Buy's International business and Mike Vitelli will assume responsibility for Best Buy's Domestic business. These leadership changes are effective immediately. Previously, Ballard and Vitelli shared the role of president of the company's Domestic business and had additional responsibilities for operations in Canada and Mexico.

Ballard to Lead the International Business
In Ballard's new role as executive vice president and president of Best Buy International, she has responsibility for the company's businesses in China, Canada, and Mexico, as well as overseeing management of the company's interests in the Best Buy Europe venture. In Canada, she will help the company continue to improve the sales of connections and services and will drive greater synergies between our two brands of Best Buy and Future Shop. In Mexico, she will focus on continued strengthening of the brand and business results, as well as enhancing cross-border commerce opportunities for Best Buy U.S. and Best Buy Mexico customers. In China, Ballard will work to continue to grow and expand the product reach of its profitable Five Star chain, including the piloting of a store-within-a-store mobile phone business in Five Star locations.

"Shari's wide range of Best Buy experiences has enabled her to develop a deep understanding of Best Buy's culture, how we operate at scale and the critical importance of balancing customer, employee and financial success, " added Dunn. "I'm very pleased with Shari's early success during her two years of overseeing operations in Mexico, and I believe under her leadership we will continue to improve our international operations and improve long term profitability."

Vitelli to Lead the U.S. Business
In his role as executive vice president and president of Best Buy U.S., Mike Vitelli assumes full responsibility for the company's domestic business groups and channels. Vitelli's key focus areas will be creating a seamless customer experience across all channels, accelerating operational enhancements that will grow higher margin sales of connections and services and continuing to unlock opportunities to drive improved returns for the company and its shareholders.

"Mike has a unique ability to create clarity and drive alignment on complex issues which will serve him well as he brings a sharp, end-to-end focus in our U.S. business, helping the teams move from strategy through execution with greater clarity and speed. We're fortunate to have someone with Mike's deep industry experience, strong vendor relationships and a keen understanding of how to drive profitability in this expanded role," said Dunn.

Biographical Data
Shari Ballard, executive vice president and president, Best Buy International: Shari Ballard is responsible for Best Buy's business groups and channels in Canada, China and Mexico, as well as overseeing management of Best Buy's interests in the Best Buy Europe venture. She previously was president, Americas where she shared the role with Mike Vitelli. Ballard began her career with Best Buy in 1993 as an assistant store manager. In 1997, in partnership with store teams, she successfully implemented a new operating model across hundreds of Best Buy stores. Ballard then moved to human resources, ultimately earning the role of executive vice president of human resources and legal in 2004. In 2007, Ballard's executive vice president role further expanded to include oversight of the U.S. entertainment operating group. She was later named executive vice president, Retail Channel Management, and assumed responsibility for the Best Buy stores in the United States, including territory, district staff and store personnel, as well as customer research and development, including Best Buy's lab stores.

Mike Vitelli, executive vice president and President, Best Buy U.S.: Mike Vitelli is responsible for Best Buy's business groups and channels in the United States. He previously was enterprise EVP and president, Americas. Vitelli joined Best Buy in 2004 as senior vice president of home solutions. Prior to joining Best Buy, Vitelli's professional career included 23 years at Sony Electronics, Inc. in numerous executive management positions, including president of the personal audio products company; executive vice president of the business and professional products group; executive vice president of the consumer products group marketing; and executive vice president of the visual products company.

Forward-Looking and Cautionary Statements:
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that reflect management's current views and estimates regarding future market conditions, Company performance and financial results, business prospects, new strategies, the competitive environment and other events. You can identify these statements words such as "anticipate," "believe," "estimate," "expect," "intend," "forecast," "project," "guidance," "plan," "outlook," and other words and terms of similar meaning. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from the potential results discussed in the forward-looking statements. Among the factors that could cause actual results and outcomes to differ materially from those contained in such forward-looking statements are the following: general economic conditions, changes in consumer preferences, credit market constraints, acquisitions and development of new businesses, divestitures, product availability, sales volumes, pricing actions and promotional activities of competitors, profit margins, weather, changes in law or regulations, foreign currency fluctuation, availability of suitable real estate locations, the Company's ability to react to a disaster recovery situation, the impact of labor markets and new product introductions on overall profitability, satisfaction of conditions to announced transactions, failure to achieve anticipated benefits of announced transactions and integration challenges relating to new ventures. A further list and description of these risks, uncertainties and other matters can be found in the Company's annual report and other reports filed from time to time with the Securities and Exchange Commission, including, but not limited to, Best Buy's Annual Report on Form 10-K filed with the SEC on April 25, 2011. Best Buy cautions that the foregoing list of important factors is not complete and assumes no obligation to update any forward-looking statement that it may make.

About Best Buy
Best Buy Co., Inc. (NYSE: BBY) is a leading multi-channel global retailer and developer of technology products and services. Every day our employees - 180,000 strong - are committed to helping deliver the technology solutions that enable easy access to people, knowledge, ideas and fun. We are keenly aware of our role and impact on the world, and we are committed to developing and implementing business strategies that bring sustainable technology solutions to our consumers and communities. For information about Best Buy, visit www.bby.com and to shop at Best Buy, visit www.bestbuy.com.

Investor Contacts:
Bill Seymour, Vice President, Investor Relations
(612) 291-6122 or bill.seymour@bestbuy.com

Adam Hauser, Director, Investor Relations
(612) 291-4446 or adam.hauser@bestbuy.com

Mollie O'Brien, Director, Investor Relations
(612) 291-7735 or mollie.obrien@bestbuy.com

Media Contact:
Susan Busch, Senior Director, Public Relations
(612) 291-6114 or susan.busch@bestbuy.com

Lisa Hawks, Director, Public Relations
(612) 291-6150 or lisa.hawks@bestbuy.com